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                                                                    EXHIBIT 99.4

                            TENNECO AUTOMOTIVE INC.
                        (FORMERLY KNOWN AS TENNECO INC.)

                         NOTICE OF GUARANTEED DELIVERY

     This form or one substantially equivalent to this form must be used to accept the offer (the "Exchange Offer") of Tenneco Automotive Inc., formerly known as Tenneco Inc. (the "Company"), to exchange an aggregate principal amount of up to $500,000,000 of its 11 5/8% Senior Subordinated Notes due 2009, Series B (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), for a like principal amount of the Company's issued and outstanding 11 5/8% Senior Subordinated Notes due 2009, Series A (the "Outstanding Notes"), which were issued in offerings under Rule 144A and Regulation S of the Securities Act that were not registered under the Securities Act. The Exchange Offer will expire at 5:00 p.m., New York City time,
on                ,                , unless extended (as it may be extended, the
"Expiration Time"). As described in the enclosed Prospectus, dated
               ,                (the "Prospectus"), if you are a registered
holder of Outstanding Notes and wish to tender your Outstanding Notes, but (1) the certificates for Outstanding Notes are not immediately available, (2) time will not permit your certificates for Outstanding Notes or other required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent"), before the Expiration Time or (3) the procedure for book-entry transfer cannot be completed before the Expiration Time, you may effect a tender of your Outstanding Notes if:

     - the tender is made through an "Eligible Institution" (as defined in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering"),

     - prior to the Expiration Time, the Exchange Agent receives from an Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in this form, setting forth your name and address, and the amount of Outstanding Notes you are tendering and stating that the tender is being made by Notice of Guaranteed Delivery. These documents may be sent by overnight courier, registered or certified mail or facsimile transmission.

     If you elect to use this procedure, you must also guarantee that within five New York Stock Exchange, Inc. ("NYSE") trading days after the date on which the Expiration Time occurs, either (a) the Letter of Transmittal, or facsimile thereof, together with the certificate(s) representing the Outstanding Notes and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent or (b) that a confirmation of book-entry transfer (as described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering") of such Outstanding Notes into the Exchange Agent's account at DTC, along with a properly completed and duly executed Letter of Transmittal or Agent's Message (as defined in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering"), will be delivered to the Exchange Agent.

     For your tender to be effective, the Exchange Agent must actually receive either (a) the properly completed and duly executed Letter of Transmittal, or facsimile thereof, together with the certificate(s) representing all tendered Outstanding Notes in proper form for transfer and all other documents required by the Letter of Transmittal or (b) if applicable, confirmation of a book-entry transfer into the Exchange Agent's account at DTC, along with a properly completed and duly executed Letter of Transmittal or Agent's Message, in each case within five NYSE trading days after the date on which the Expiration Time occurs.

               Delivery to: THE BANK OF NEW YORK, Exchange Agent

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By Regular or Certified Mail:          By Facsimile:          By Overnight Courier or Hand:
                          (Eligible Guarantor Institutions Only)
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                            To Confirm by Telephone
                            or for Information Call:

     DELIVERY OF A LETTER OF TRANSMITTAL OR AGENT'S MESSAGE TO AN ADDRESS OTHER THAN THE ADDRESS LISTED ABOVE OR TRANSMISSION OF INSTRUCTIONS BY FACSIMILE OTHER THAN AS SET FORTH ABOVE IS NOT VALID DELIVERY OF THE LETTER OF TRANSMITTAL OR AGENT'S MESSAGE.
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Ladies and Gentlemen:

     Subject to the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to Tenneco Automotive Inc. the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedure described in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures."

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  Principal Amount of Outstanding Notes Tendered:*          If Outstanding Notes will be delivered by book- entry
                                                            transfer to The Depository Trust Company, provide
                                                            account number.

  $
  ---------------------------------------------------
  Certificate Nos. (if available):
                                                            Account Number
 ---------------------------------------------------                       -------------------------------
        Total Principal Amount Represented by
          Outstanding Notes Certificate(s):

  $
  ---------------------------------------------------
  * Must be in denominations of principal amount of
    $1,000 and any integral multiple thereof.
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     ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE
DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.
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                                PLEASE SIGN HERE

X
---------------------------------------------------    -------------------------

X
---------------------------------------------------    -------------------------
   Signature(s) of Owner(s) or Authorized Signatory    Date

Area Code and Telephone Number: (       )
                                 ------- --------------------------

     Must be signed by the holder(s) of Outstanding Notes as their name(s) appear(s) on certificates for Outstanding Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

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Name(s):
              ------------------------------------------------------------
              ------------------------------------------------------------
              ------------------------------------------------------------
Capacity:
              ------------------------------------------------------------
Address(es):
              ------------------------------------------------------------
              ------------------------------------------------------------
              ------------------------------------------------------------
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                                                     GUARANTEE
                                       (NOT TO BE USED FOR SIGNATURE GUARANTEE)

       The undersigned, an Eligible Institution, hereby guarantees that either (a) a properly completed and duly executed Letter of Transmittal, or facsimile thereof, together with the certificates representing the principal amount of Outstanding Notes tendered hereby in proper form for transfer, and all other documents required by the Letter of Transmittal, or (b) confirmation of the book-entry transfer of such Outstanding Notes into the
  Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering," together with a properly completed and duly executed Letter of Transmittal or properly completed Agent's Message, will be received by the Exchange Agent at the address set forth above, no later than five NYSE trading days after the date on which the Expiration Time occurs.
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  Name of Firm:                                             ---------------------------------------------------
                -------------------------------------       (AUTHORIZED SIGNATURE)
  Address:                                                  Name:
          -------------------------------------------            ----------------------------------------------
                                                            (PLEASE TYPE OR PRINT)
-----------------------------------------------------
  (ZIP CODE)                                                Title:
                                                                  ---------------------------------------------
  Area Code and Tel. No.:                                   Date:
                          ---------------------------            ----------------------------------------------

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NOTE:  DO NOT SEND CERTIFICATES FOR OUTSTANDING NOTES WITH THIS FORM.
       CERTIFICATES FOR OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.